UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 25, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                         8082                    71-0918189
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)



                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 25, 2007, LHC Group, Inc. (the "Company") announced that it will record a charge, which is expected to range from $2.0 to $2.5 million before taxes, of which, $0.7 to $1.0 million before taxes will be charged to the three months ended March 31, 2007. It is anticipated that the remaining amount will be charged to the three months ended June 30, 2007. As a result of this charge, the Company will not meet the current analyst range estimate of $0.34 to $0.37 fully diluted earnings per share for the second quarter. As previously announced, the Company will release its final second quarter results on August 1, 2007.


Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

        EXHIBIT NO.     DESCRIPTION
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           99.1         Press Release dated July 25, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LHC GROUP, INC.


                                        By: /s/ Barry E. Stewart
                                            ------------------------------------
                                            Barry E. Stewart
                                            Executive Vice President and Chief
                                            Financial Officer

Dated: July 25, 2007

                                INDEX TO EXHIBITS


        EXHIBIT NO.     DESCRIPTION
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           99.1         Press Release dated July 25, 2007